Exhibit 3.264

www.BUSINESSREGISTRATIONS.COM	STATE OF HAWAII DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 335 Merchant Street Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810 Phone No.	(808) 586-2727	Internet FORM LLC-1 0706200748188 1/2007

ARTICLES OF ORGANIZATION FOR LIMITED LIABILITY COMPANY

(Section 428-203 Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, for the purpose of forming a limited liability company under the laws of the State of Hawaii, do hereby make and execute these Articles of Organization:

I

The name of the company shall be: Burlington Coat Factory of Hawaii, LLC

(The name must contain the words Limited Liability Company, Limited Liability Law Company, or the abbreviation LLC., L.L.L.C., LLC, or LLLC)

II

The mailing address of the initial principal office is:

1830 Route 130 North, Burlington, NJ 08016 USA

III

The company shall have and continuously maintain in the State of Hawaii an agent and street address of the agent for service of process on the company. The agent may be an individual resident of Hawaii, a domestic entity, or a foreign entity authorized to transact business or conduct affairs in this State, whose business office is identical with the registered office.

a.	The name of the company’s initial agent for service of process is:

48774 D1 The Corporation Company, Inc. HI

(Name of Registered Agent)(State or Country)

b.	The street address of the initial registered office in this State is:

900 Fort Street Mall, Suite 1800, Honolulu, HI 96813 USA

IV

The name and address of each organizer is:

Paul Tang 1830 Route 130 North, Burlington, NJ 08016 USA

V

The period of duration is (check one): At-will For a specified term to expire on: The company is (check one):	(Month Day Year	)

VI

a. Manager-managed, and the names and addresses of the initial managers are listed in paragraph "c", and the number of initial members are:

b. Member-managed, and the names and addresses of the initial members are listed in paragraph "c".

c. List the names and addresses of the initial managers if the company is Manager-managed, or List the names and addresses of the initial members if the company is Member-managed.

Burlington Coat Factory Warehouse Corporation	1830 Route 130 North, Burlington, NJ 08016 USA

VII

The members of the company (check one):

Shall not be liable for the debts, obligations and liabilities of the company.

Shall be liable for all debts, obligations and liabilities of the company.

Shall be liable for all or specified debts, obligations and liabilities of the company as stated below, and have consented in writing to the adoption of this provision or to be bound by this provision.

I certify, under the penalties set forth in the Hawaii Uniform Limited Liability

Company Act, that I have read the above statements and that the same are true and correct.

06 Signed this day of	July 2007
Paul Tang {Type/Print Name of Organizer)	(Type/ Print Name of Organizer	)
Paul Tang (Signature of Organizer	(Signature of Organizer	)

FILED 08/02/2007 09:09 AM
Business Registration Division
DEPT. OF COMMERCE AND CONSUMER AFFAIRS
State of Hawaii

FORM X-3
12/2006

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
335 Merchant Street
Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810
Phone No. (808) 586-2727

CORRECTION

(Section 414-15, 414D-7, 425-17, 425-167, 425E-207, 428-207, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1. The entity is (check one):

☐ Profit Corporation (F/S25/B14)
☐ Nonprofit Corporation (F/S10/B14)
☐ General Partnership (F/S10/B33)
☐ Limited Liability Partnership (F/S25/L34)
☐ Limited Partnership (F/S10/B34)
☐ Limited Liability Limited Partnership (F/S10/B34)
☑ Limited Liability Company (F/S25/L14)

2. Name of business entity: Burlington Coat Factory of Hawaii, LLC
(Corporation, Partnership, LLC Name)

3. Describe the document to be corrected, including the date the document was filed with the Department of Commerce and Consumer Affairs, or attach a copy of the document to be corrected.
See attached. **Articles of Organization filed on July 6, 2007.** P.R.

4. Specify the incorrect statement and give the reason it is incorrect or describe the manner in which the document was defectively executed, attested, sealed, verified, or acknowledged.
Article VI (c) of the document, the name of the initial member was incorrectly stated as "Burlington Coat Factory Warehouse Corporation". Burlington Coat Factory Warehouse Corporation is not the member of this LLC. P.R.

5. The incorrect statement or defective execution is corrected as follows or as attached hereto: P.R.
~~The name of the initial member of this LLC is "Burlington Coat Factory Purchasing, Inc."~~

Article VI (c) - The name of the initial member of the this LLC is:
Burlington Coat Factory Purchasing, Inc.
1830 Route 130 North, Burlington, NJ 08016 USA

I/we certify under the penalties of Section 414-20, 414D-12, 425-13, 425-172, 425E-208 and 428-1302, Hawaii Revised Statutes, as applicable, that I/we have read the above statements and that the same are true and correct.

Signed this 27th day of July, 2007

Burlington Coat Factory Purchasing, Inc. - Member
Paul C. Tang, Exec VP and Secretary P.R.
(Type/Print Name & Title) (Type/Print Name & Title)

(Signature) (Signature)

SEE INSTRUCTIONS ON REVERSE SIDE.

I HEREBY CERTIFY that this is a true and correct copy of the official record(s) of the Business Registration Division.

INTERIM DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS
February 7, 2011

Validate online at http://hbe.ehawaii.gov/documents
Document ID: 4DF-1U8-7FG-7DG-11565452

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

335 Merchant Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

Phone No.(808) 586-2727

ARTICLES OF ORGANIZATION FOR LIMITED LIABILITY COMPANY

(Section 428-203 Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, for the purpose of forming a limited liability company under the laws of the State of Hawaii, do hereby make and execute these Articles of Organization:

I

The name of the company shall be:

Burlington Coat Factory of Hawaii, LLC

(The name must contain the words Limited Liability Company, Limited Liability Law Company, or the abbreviation L.LC., LLLC, LLC or LLLC)

II

The mailing address of the initial principal office is:

1830 Route 130 North, Burlington, NJ 08016 USA

III

The company shall have and continuously maintain in this State of Hawaii an agent and street address of the agent for service of process on the company. The agent may be an individual resident of Hawaii, a domestic entity, or a foreign entity authorized to transact business or conduct affairs in this State, whose business office is identical with the registered office.

a.	The name of the company’s initial agent for service of process is:

The corporation Company, Inc. HI

(Name of Registered Agent)(State or Country)

b.	The street address of the initial registered office in this State is:

900 Fort Street Mall, Suite 1800, Honolulu, HI 96813 USA

IV

The name and address of each organizer is:

Paul Tang

1830 Route 130 North, Burlington, NJ 08016 USA

V

The period of duration is (check one):

X	At-will
	For a specified term to expire on:	(Month Day Year	)

VI

The company is (check one):

a.	Manager-managed, and the names and addresses of the initial managers are listed in paragraph “c”.

b.	Member-managed, and the names and addresses of the initial members are listed in paragraph “c”.

c.	List the names and addresses of the initial managers if the company is Manager-managed, or List the names and addresses of the initial members if the company is Member-managed.

Burlington Coat Factory Warehouse Corporation	1830 Route 130 North, Burlington, NJ 08016 USA

VII

@ The members of the company (check one):

@ Shall not be liable for the debts, obligations and liabilities of the company.

@ Shall be liable for all debts, obligations and liabilities of the company.

Shall be liable for all or specified debts, obligations and liabilities of the company as stated below, and have consented in writing to the adaption of this provision or to be bound by this provision.

I certify, under the penalties Set forth in the Hawaii Uniform Limited liability Company Act. that I have read the above statements and that the same are true and correct.

Signed this	06	Day of	July 2007

Paul Tang
(Type/Print Name of Organizer)	(Type/ Print Name of Organizer	)
Paul Tang
(Signature of Organizer)	(Signature of Organizer	)